UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☒	Soliciting Material under §240.14a-12

SOLARWINDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SolarWinds Frequently Asked Questions

Stock Options and Restricted Stock Units

The following has been prepared to answer some frequently asked questions regarding the treatment of employee stock options (options) and restricted stock units (RSUs) assuming the announced transaction with Thoma Bravo and Silver Lake closes. All examples assume the merger consideration of $60.10 per share set forth in the merger agreement.  If you have additional questions, contact Jen Alessandra, SVP, Human Resources or Jason Bliss, SVP, General Counsel.

What happens to my stock options that are not vested if we close the transaction?

All of your outstanding unvested options will “accelerate” in full at the time of closing.  This means that all of your unvested options at that time will become vested options.  You will receive a payment equal to the difference in the merger price and the applicable exercise price for each option share (subject to applicable tax withholdings).

Example 1:  Employee A has an option for 100 shares at an exercise price of $50.00 per share.  Of these, 40 shares of the option are vested and 60 shares are unvested at the time of closing.  Assuming the merger price in the agreement, Employee A will receive a gross payment of $1,010 (100 shares subject to the option x ($60.10 - $50.00) = $1,010).  Applicable tax withholding may then apply based on each individual tax situation.

What happens to my RSUs that are not vested if we close the transaction?

Certain of your unvested RSUs will “accelerate” at the time of closing, and certain of your unvested RSUs may not “accelerate” at the time of closing. Importantly, however, you will not lose the benefit of any unvested RSUs that do not accelerate upon the closing of the transaction.  Your unvested RSUs will be treated according to the date of their grant and your title as follows:

RSUs granted on or before May 15, 2015:

•                  For Senior Directors and below, all unvested RSUs will accelerate and vest at close.  You will be paid an amount equal to the merger price per share for each RSU share (subject to applicable tax withholdings).

•                  For all Vice Presidents and above, 50% of each unvested RSU grant will accelerate and vest at close.  You will be paid an amount equal to the merger price per share for each RSU share that vests at closing (subject to applicable tax withholdings).  The remaining 50% of each RSU grant will vest according to its original schedule and you will receive an amount equal to the merger price per share for each RSU share vesting on such date (subject to applicable tax withholdings), subject to your satisfying the original vesting conditions related to your award.

RSUs granted after May 15, 2015:

All RSUs will vest according to their original schedule and you will receive an amount equal to the merger price per share for each RSU share vesting on such date (subject to applicable tax withholdings), subject to your satisfying the original vesting conditions related to your award.

Note: If you were hired on or after May 5, 2015 and received an RSU as part of your new hire compensation package, your grant date is after May 15.  Please check your Merrill Lynch benefits online account for your exact grant dates.

Example 2:  Employee B is a Director with 300 unvested RSUs granted to her on January 1, 2015. Assuming the merger price in the agreement, Employee B will receive a payment of $18,030 (300 x $60.10), subject to applicable tax withholding.

Example 3:  Employee C is a Vice President with 400 unvested RSUs granted to her on January 1, 2015, vesting in equal installments on the first four anniversaries of the date of grant.  If the transaction closes, Employee C will receive a payment of $12,020 (200 x $60.10) in connection with the closing as described in the merger agreement, subject to applicable tax withholding.  The remaining portion of the RSU grant will convert into the right to receive $3,005 (200 shares * $60.10 / 4 vesting events), subject to applicable tax withholdings, on each of January 1, 2016, January 1, 2017, January 1, 2018 and January 1, 2019, subject to Employee C satisfying the original vesting conditions related to Employee C’s award.

Example 4:  Employee D is a Senior Director with 400 unvested RSUs granted to her on July 1, 2015, vesting in equal installments on the first four anniversaries of the date of grant.  If the transaction closes, the RSU grant will convert into the right to receive $6,010 (400 shares * $60.10 / 4 vesting events), subject to applicable tax withholdings, on each of July 1, 2016, July 1, 2017, July 1, 2018 and July 1, 2019, subject to Employee D satisfying the original vesting conditions related to Employee D’s award.

If I joined SolarWinds as part of an acquisition, does this apply to me?

Yes the same rules as above apply.

What do I do with options or RSUs that are already vested or will vest before close?

Subject to the company’s Insider Trading Policy, you are free to sell shares upon the exercise of vested options and to sell shares received from vested RSUs. If you exercise options or vest into your RSUs before the transaction closes and you do nothing with the shares received, you will be entitled to receive the merger price per share.  If you do not exercise your options or vest into your RSUs before the transaction closes, you will receive the merger consideration as described above.

What if I leave SolarWinds before the transaction is final?

The existing equity terms and conditions will apply. Any unvested options and RSUs will cancel as of your date of termination.  Any vested options will remain outstanding and exercisable for the period of time set out in your applicable agreement.

Can I buy additional shares of SolarWinds stock?

Subject to the company’s Insider Trading Policy, you may buy additional shares. If you have questions, please contact Jason Bliss.

What long-term incentives will we have after the transaction is final?

Nothing has been determined yet.  We expect to have conversations regarding these topics over the next few months.  We hope to let you know more in the future.

Additional Information and Where to Find It

In connection with the merger, SolarWinds, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website www.solarwinds.com or by writing to the Company’s Secretary at 7171 Southwest Parkway, Building 400, Austin, TX 78735.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 3, 2015 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Forward-looking statements

This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee and/or reimbursement of their expenses; (v) risks regarding the failure to obtain the necessary financing to complete the merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2015 and June 30, 2015. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.

October 27, 2015

An Open Letter to SolarWinds Customers, Partners and IT Community

From: Kevin B. Thompson, CEO, SolarWinds, Inc.

Last week, SolarWinds announced that it entered into a definitive agreement to be acquired by leading private equity technology investment firms Silver Lake Partners and Thoma Bravo, LLC.

Becoming a private company simply means that we can better fulfill our mission to provide superior, purpose-built products that make IT and DevOps professionals’ jobs easier across the globe. This transaction is good for SolarWinds, our customers, employees and partners because we now have more freedom and flexibility to make the necessary R&D investments that allow us to extend our value in networking, storage, virtualization, database, and security.

SolarWinds was created by IT pros for IT pros. Our dedication to offering affordable products that are easy to use and deliver value to your business is core to who we are as a company. This commitment is what has made SolarWinds a great company since 1999, and we believe this acquisition will help us serve you even better going forward. Our pledge to you is simple:

•                  Our network and systems engineers will continue to build and deliver products with even greater capabilities that solve your problems, are easy to use and maintain, and grow as your needs grow in all key areas of the infrastructure, from on-premises to the Cloud.

•                  We will continue to offer a portfolio that disrupts the status quo — simple to install, intuitive to use, and flexible enough to meet your needs.

•                  We will continue to improve our software to give you more powerful features that are affordable and competitive.

•                  We will continue to be rooted in our deep connection to the IT professionals who rely on our products to do their job every day, and to keep thousands of companies running. The thwack® community will continue to be the place to share ideas and best practices, contribute your expertise, and directly participate in our product development process.

With more than 150,000 customers and 1,500 employees, we are here to help you manage your IT environment with powerful and affordable hybrid IT infrastructure performance management software. There is no better time to be part of the next chapter in the SolarWinds story.

Thank you for your continued support.

Kevin

Additional Information and Where to Find It

In connection with the merger, SolarWinds, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website www.solarwinds.com or by writing to the Company’s Secretary at 7171 Southwest Parkway, Building 400, Austin, TX 78735.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 3, 2015 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Forward-looking statements

This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee and/or reimbursement of their expenses; (v) risks regarding the failure to obtain the necessary financing to complete the merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2015 and June 30, 2015. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.